UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

CALIDI BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Drive, Suite 200, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 794-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	CLDI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Standby Equity Purchase Agreement

On January 23, 2025, Calidi Biotherapeutics, Inc. (the “Company”) delivered to YA II PN, LTD. (“Yorkville”), a Notice of Termination of the Standby Equity Purchase Agreement, as required under Section 10.01(b) of the SEPA (defined below), which notifies Yorkville of the Company’s election to terminate the Standby Equity Purchase Agreement, dated as of December 10, 2023, by and between the Company and Yorkville (the “SEPA”). Termination of the SEPA became effective as of January 23, 2025, as mutually agreed by the Company and Yorkville.

As previously disclosed in the Current Report on Form 8-K filed by the Company on December 12, 2023, pursuant to the SEPA, and upon the terms and subject to the conditions therein, the Company had the right, but not the obligation, to issue and sell to Yorkville up to $25.0 million of its shares of common stock, which right to issue and sell was never exercised. At the time of the termination, there were no outstanding borrowings, advance notices or shares of common stock to be issued, under the SEPA. In addition, there are no fees due by the Company or Yorkville in connection with the termination of the SEPA.

Item 2.02 Results of Operations and Financial Condition.

On January 28, 2025, the Company announced that in the fourth quarter of fiscal year 2024, through two public offerings, it raised $9.5 million in gross proceeds, before deducting expenses, supplemented by $2.0 million from warrant exercises and $3.1 million from its at-the-market (“ATM”) program. In January 2025, the Company announced a subsequent public offering, that raised an additional $4.25 million in gross proceeds, before deducting expenses. These capital raises have, in the opinion of the Company’s management, strengthened the Company’s cash position and, together with the continued availability of the ATM program, positioned it to meet its capital requirements without reliance on the SEPA framework.

The information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Caution Regarding Preliminary Estimates

The data presented above is preliminary and unaudited, based upon our estimates, and subject to further internal review by management and compilation of actual results. The Company’s closing procedures for the fourth quarter and year ended December 31, 2024 are not yet complete. This data reflects management’s current views as of the date hereof. Management’s estimates are based upon preliminary information currently available from the Company’s business.

This preliminary financial information should not be viewed as a substitute for the Company’s full interim or annual financial statements prepared in accordance with U.S. generally accepted accounting principles. Accordingly, no undue reliance should be placed on this preliminary financial information. The preliminary financial information has been prepared by, and is the responsibility of, the Company’s management. Marcum LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary estimated financial and other data. Accordingly, Marcum LLP does not express an opinion or any other form of assurance with respect thereto.

While management currently expects that our final results of operations and other data will be consistent with the estimates set forth herein, but such estimates are preliminary and our actual results of operations and other data could differ materially from these preliminary estimates due to the completion of our financial closing procedures, final adjustments and other developments that may arise between now and the time our audited consolidated financial statements are issued.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements made under the “safe harbor” provision under Section 27A of the Securities Act and 21E of the Exchange Act, and as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about our future financial performance, including our expected financial results and guidance. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to differ materially from those described in the forward-looking statements. Any forward-looking statements contained in this discussion are based on Calidi’s management’s current expectations and beliefs concerning future developments and their potential effects and are subject to multiple risks and uncertainties that could cause actual results to differ materially and adversely from those set forth or implied in such forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K are also subject to additional risks, uncertainties, and factors, including those more fully described in our most recent filings with the SEC, including (i) Form S-4 filed on August 2, 2023 and the corresponding prospectus filed on August 4, 2023, and (ii) on Form S-1 filed on April 15, 2024, and the Company’s periodic reports filed with the SEC on (i) Form 10-K filed on March 15, 2024, (ii) Form 10-Q filed on May 14, 2024, (iii) Form 10-Q filed on August 13, 2024, and (iv) Form 10-Q filed on November 12, 2024. These reports may be amended or supplemented by other reports we file with the SEC from time to time. Should any of these risks materialize, or should our assumptions prove to be incorrect, actual financial results could differ materially from our projections or those implied by these forward-looking statements. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K.

Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances occurring after this Current Report on Form 8-K, as applicable, or to reflect new information or the occurrence of unanticipated events, except as required by law.

Item 7.01 Regulation FD Disclosure.

On January 28, 2025, the Company issued a press release titled “Calidi Biotherapeutics Announces Bolstered Cash Balance and Termination of its Standby Equity Purchase Agreement.” Furnished as Exhibit 99.1 hereto and incorporated by reference herein is the press release.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
99.1	Press Release dated January 28, 2025, and titled “Calidi Biotherapeutics Announces Bolstered Cash Balance and Termination of its Standby Equity Purchase Agreement.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIDI BIOTHERAPEUTICS, INC.
Dated:	January 28, 2025
		By:	/s/ Andrew Jackson
		Name:	Andrew Jackson
		Title:	Chief Financial Officer